SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Rule 14a-12.

CYBERSOURCE CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CyberSource Corporation

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 12, 2004

To the Stockholders of CyberSource Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of CyberSource Corporation, a Delaware corporation (the “Company”), will be held at the Company’s headquarters, 1295 Charleston Road, Mountain View, California 94043, on Wednesday, May 12, 2004, at 10:00 a.m., local time, for the following purposes:

1.	To elect five (5) directors of the Company to serve until the 2005 Annual Meeting of Stockholders.

2.	To ratify and approve the Company’s Amended and Restated 1999 Stock Option Plan to increase the number of shares reserved thereunder from 7,000,000 shares to 9,000,000 shares.

3.	To ratify and approve the Company’s Amended and Restated 1999 Employee Stock Purchase Plan to increase the number of shares reserved thereunder from 500,000 shares to 700,000 shares.

4.	To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the year ending December 31, 2004.

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement which is attached and made a part hereof.

The Board of Directors has fixed the close of business on March 22, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

Whether or not you plan to attend the Annual Meeting, please submit your proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. Stockholders of record may vote their shares (1) by signing, dating and promptly returning the enclosed proxy card in the accompanying envelope, or (2) over the Internet (instructions for voting over the Internet are set forth on the enclosed proxy card). If you submit your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

Richard Scudellari

Secretary

Mountain View, California

April 9, 2004

CYBERSOURCE CORPORATION

1295 Charleston Road

Mountain View, California 94043

PROXY STATEMENT

General Information

This Proxy Statement is furnished to the stockholders of CyberSource Corporation, a Delaware corporation (the “Company” or “CyberSource”), in connection with the solicitation by the Board of Directors of the Company (the “Board”) of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting is to be held on Wednesday, May 12, 2004, at 10:00 a.m., local time, at the Company’s headquarters, 1295 Charleston Road, Mountain View, California 94043. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of the Secretary) a written notice of revocation or a duly executed proxy bearing a later date, by submitting new voting instructions via the Internet, or by attending the Annual Meeting and voting in person.

Solicitation and Voting Procedures

This Proxy Statement and the accompanying proxy were first sent by mail to stockholders on or about April 9, 2004. The cost of managing the proxy process will be borne by the Company. The Company has retained the services of MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee not to exceed $5,000 plus any customary out-of-pocket expenses and service fees. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on March 22, 2004 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had approximately 33,303,708 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The presence at the Annual Meeting of a majority, or approximately 16,651,855 of these shares of Common Stock of the Company, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one (1) vote on all matters.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal and, therefore, will have no effect on the result of the vote. A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include, among others, the election of directors and ratification of auditors. Non-routine matters include, among others, approval of actions with respect to a company’s stock option plan. In determining whether a proposal has been approved, other than the election of directors, abstentions have the same effect as votes against the proposal.

Shares of Common Stock cannot be voted until either a signed proxy card is returned or voting instructions are submitted by using the Internet. Specific instructions for stockholders of record who wish to use the Internet are set forth on the enclosed proxy card. The Internet voting procedure is designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions, and to confirm that their instructions have been recorded properly. The Company believes the procedures which have been put in place are consistent with the requirements of applicable law.

Householding of Annual Meeting Materials

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one (1) copy of the Proxy Statement and annual report may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of either document to any stockholder who contacts the Company’s investor relations department at (650) 965-6000 requesting such copies. If a stockholder is receiving multiple copies of the Proxy Statement and annual report at the stockholder’s household and would like to receive a single copy of the proxy statement and annual report for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or the Company’s investor relations department to request mailing of a single copy of the proxy statement and annual report.

Deadline for Receipt of Stockholder Proposals

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefor in writing to the Secretary of the Company. To be timely for the Company’s 2005 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company between January 24, 2005 and February 23, 2005. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials.    Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and intended to be presented at the Company’s 2005 Annual Meeting of Stockholders must be received by the Company not later than December 10, 2004 in order to be considered for inclusion in the Company’s proxy materials for that meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

As set by the Board of Directors pursuant to the amended Bylaws of the Company, effective as of the close of business on the day immediately preceding the date of the Annual Meeting, the authorized number of directors is set at five (5).

The Nominating Committee of the Board of Directors has recommended, and the Board of Directors has nominated, the five (5) nominees listed below for election as directors at the Annual Meeting, each to serve until the 2005 annual meeting of stockholders, until each director’s successor is elected or appointed and qualified, or until the earlier resignation or removal of the director. All of the nominees are currently directors of the Company, and each of the nominees named below has consented, if elected as a director of the Company, to serve until his term expires. The five (5) nominees receiving the highest number of affirmative votes will be elected as directors. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the five (5) nominees of the Board of Directors named below. In the event that any nominee of the Board is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, with any required selection among such nominees to be determined by the proxy holders. Directors will be elected by a plurality of votes cast.

Set forth below are the names, ages and certain biographical information relating to the director nominees and current directors.

Name of Director	Age	Position with Company	Director Since
William S. McKiernan	47	Chairman of the Board of Directors, Chief Executive Officer	1997
John J. McDonnell Jr.(1)(2)(3)(4)	66	Director	2000
Steven P. Novak(1)(2)(3)	56	Director	1997
Kenneth R. Thornton(1)(2)(3)(4)	62	Director	2001
Richard Scudellari(2)(3)	47	Director and Secretary	1997

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating Committee
(4)	Member of Special Litigation Committee

William S. McKiernan founded the Company and has been Chief Executive Officer and Chairman of the Board of Directors since the Company’s inception in December 1997 when it was spun off from Beyond.com Corporation (“Beyond.com”). Mr. McKiernan founded Beyond.com, an online reseller of computer software, in 1994 and has served as Chairman since its founding. Mr. McKiernan also served as Beyond.com’s Chief Executive Officer from 1994 through March 1998. On January 24, 2002, Beyond.com filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code. From 1992 to 1994, Mr. McKiernan was employed by McAfee Associates, Inc. (now known as Network Associates), a developer of computer security software, where he served as President and Chief Operating Officer. Prior to joining McAfee Associates, Mr. McKiernan was Vice President of Princeton Venture Research, Inc., an investment banking and venture consulting firm from 1990 to 1992. Mr. McKiernan also held management positions with IBM/ROLM, a telecommunications company, and PricewaterhouseCoopers LLP. Mr. McKiernan holds a B.S. from Boston College and an M.B.A. from the Harvard Business School.

John J. McDonnell, Jr. has been a director of the Company since September 2000. Mr. McDonnell currently serves as Chief Executive Officer and Chairman of TNS Inc., a telecommunications company which provides network services for the financial industry. Mr. McDonnell founded TNS in 1990 and served as its Chief Executive Officer, President and director from its founding until it was acquired by PSINet Inc. in November 1999. In March 2001, Mr. McDonnell and a group of investors reacquired TNS from PSINet. Mr. McDonnell previously served as Chief Executive Officer of PaylinX Corporation (“PaylinX”) from January 2000, and as a director of PaylinX from February 1999, both until the Company’s acquisition of PaylinX in September 2000. From 1987 to 1989, Mr. McDonnell served as President and Chief Executive Officer of Digital Radio Networks, Inc., a local access bypass carrier for point-of-sale transactions. Mr. McDonnell was one of the founding members of the Electronics Funds Transfer Association and serves on its board of directors. Mr. McDonnell is also a director of Intelidata Technologies, Inc., an electronic commerce company. Mr. McDonnell holds a BEE from Manhattan College and an MEE from Rensselaer Polytechnic University.

Steven P. Novak has been a director of the Company since the Company’s inception in December 1997. Since December 2001, Mr. Novak has been President of Palladio Capital Management LLC which provides management services to Palladio Partners LP, an investment partnership. From January 1998 to December 2001, Mr. Novak was a Managing Director at C.E. Unterberg, Towbin. From February 1993 to January 1998, Mr. Novak served as co-founder, President, and Chief Investment Officer of C.E. Unterberg, Towbin Advisors, a registered investment advisor. Mr. Novak’s prior affiliations include, among others, Forstmann Leff Associates, a fund manager, Sanford C. Bernstein & Company, Inc., an independent investment counselor, and Harris Bankcorp, a multibank holding company. Mr. Novak also serves as a director of Technology Investment Capital Corporation, a publicly-traded business development company, and several privately-held companies. Mr. Novak holds a B.S. from Purdue University and an M.B.A. from the Harvard Business School.

Richard Scudellari has been a director of Company since the Company’s inception in December 1997. Mr. Scudellari has been a partner at Morrison & Foerster LLP, a law firm, since February 1999. From 1990 to January 1999, Mr. Scudellari was a partner at Jackson Tufts Cole & Black, LLP, a law firm. Mr. Scudellari holds a B.S. and J.D. from Boston College.

Kenneth R. Thornton has been a director of the Company since April 2001. Mr. Thornton was General Manager of International Business Machine Corporation’s Worldwide Public Sector business from 1997 until his retirement in March 2001, where his responsibilities included the government healthcare and education industries, and previously served as General Manager of IBM’s Government unit. Prior to that, he was Vice President and General Manager of marketing and service operations for IBM in the mid-Atlantic states. Mr. Thornton holds a B.S. in Business Administration from Barton College and holds certificates of study from the Harvard Business School, University of California at Berkeley School of Business and IBM’s International Executive Program.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR

THE ELECTION OF THE NOMINEES NAMED ABOVE

Meetings and Committees of the Board of Directors

During 2003, the Board met twelve (12) times. No director attended fewer than 75% of all the meetings of the Board and its committees on which he served after becoming a member of the Board. The Board has four (4) committees: the Audit Committee, the Compensation Committee, the Nominating Committee and the Special Litigation Committee. The Company encourages, but does not require, its Board members to attend the annual stockholders meeting. Two (2) of the Company’s directors attended the 2003 annual meeting of stockholders. The Board has determined that a majority of the Board members, Messrs. McDonnell, Novak, Scudellari and Thornton, are “independent” as that term is defined in Rule 4200 of the listing standards of the Marketplace Rules of the Nasdaq Stock Market, Inc. (“Nasdaq”).

The Audit Committee held seven (7) meetings in 2003. The current members of the Audit Committee are Messrs. McDonnell, Novak, and Thornton. Mr. Scudellari also served on the Audit Committee through March 2003. The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. In accordance with the Amended and Restated Audit Committee Charter, it appoints the Company’s independent auditors and is primarily responsible for approving the services performed by the Company’s independent auditors and for reviewing and evaluating the Company’s accounting principles and its system of internal accounting controls. The Audit Committee is composed solely of non-employee directors, as such term is defined in Rule 16b-3 under the Exchange Act and the Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc. The Board has further determined that each of Messrs. McDonnell, Novak and Thornton is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Exchange Act and is independent as defined by Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act. The Company’s Board of Directors has adopted a written charter for the Audit Committee. A copy of the Company’s Amended and Restated Audit Committee Charter is attached hereto as Appendix A.

The Compensation Committee held one (1) meeting in 2003. The current members of the Compensation Committee are Messrs. McDonnell, Novak, Scudellari and Thornton. The Compensation Committee’s functions are to establish and apply the Company’s compensation policies with respect to its executive officers and certain other employees. In addition, the Compensation Committee administers the Company’s incentive compensation and benefit plans.

The Nominating Committee held one (1) meeting in 2003. The Nominating Committee was formed in February 2001. The current members of the Nominating Committee are Messrs. McDonnell, Novak, Scudellari and Thornton. The Nominating Committee monitors the size and composition of the Company’s Board of Directors. Prior to the Company’s annual meeting of stockholders, the Nominating Committee, pursuant to guidelines designed to highlight the necessary qualifications, assists the existing Board in selecting the candidates who will be presented to the Company’s stockholders for election to serve the Company until the next annual meeting. The Nominating Committee will consider and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of stockholder proposals. The Nominating Committee will review periodically whether a more formal policy should be adopted. Stockholders wishing to recommend candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company at 1295 Charleston Road, Mountain View, California 94043 providing the candidate’s name, biographical data and qualifications, a document indicating the candidate’s willingness to act if elected, and evidence of the nominating stockholder’s ownership of the Company’s Common Stock at least 120 days prior to the next annual meeting to assure time for meaningful consideration by the Nominating Committee. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. The Company currently does not pay any third party to identify or assist in identifying or evaluating potential nominees.

The Nominating Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the charter can be viewed at the Company’s website at www.cybersource.com.

In reviewing potential candidates for the Board, the Nominating Committee considers the individual’s experience in the online payment processing and related industries, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, the candidate’s interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual’s integrity, willingness to get involved and ability to bring to the Company experience and knowledge in areas that are most beneficial to the Company. The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

All members of the Nominating Committee are independent directors within the meaning of Rule 4200 of the Marketplace Rules of the Nasdaq Stock Market, Inc.

The Special Litigation Committee held two (2) meetings in 2003. The Special Litigation Committee was formed in October 2002. The current members of the Special Litigation Committee are Messrs. McDonnell and

Thornton. The Special Litigation Committee’s function is to review and decide upon major issues regarding the IPO-related litigation initiated against the Company in August 2001. For more information on the litigation, please refer to the Company’s annual report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission on March 11, 2004.

Communication between Stockholders and Directors

The Company’s Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors. Nevertheless, steps are taken to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. The Board of Directors does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, stockholders wishing to formally communicate with the Board of Directors may send communications directly to William S. McKiernan, Chairman of the Board, or Steven P. Novak, Lead Independent Director, c/o CyberSource Corporation, 1295 Charleston Road, Mountain View, California 94043.

Director Compensation

The Company did not pay cash compensation to directors for their services as directors or members of committees of the Board of Directors during 2003. Commencing in 2004, each non-employee member of the Board of Directors will be paid an annual retainer of $5,000. In addition, each non-employee member of the Board will be paid a $1,000 fee for each Board committee on which he serves and a $1,000 fee for each Board committee chairmanship. The Company also reimburses each director for his reasonable expenses incurred in attending meetings of the Board of Directors.

Each new non-employee director receives an option to purchase 25,000 shares of the Company’s Common Stock upon joining the Board of Directors. Generally, each incumbent non-employee director is granted an option to purchase an additional 10,000 shares of the Company’s Common Stock thereafter annually on January 1. Directors are also eligible for additional discretionary option grants. All options are immediately exercisable upon grant and the shares issued upon exercise remain subject to a right of repurchase for a period of time as determined under the 1999 Option Plan. In fiscal year 2003, Messrs. McDonnell, Novak, Scudellari and Thornton each received an option to purchase 10,000 shares on January 1, 2003 at an exercise price of $2.45 per share. On January 21, 2003, Messrs. McDonnell, Novak, Scudellari and Thornton each received a discretionary grant in the amount of 15,000 shares at an exercise price of $2.50 per share. In addition, each non-employee director who served on the Audit Committee or the Compensation Committee was awarded an additional discretionary option grant in the amount of 2,000 shares at an exercise price of $2.50 for services rendered to the Company as a member of each such committee, such that Messrs. McDonnell, Novak and Thornton each individually received two (2) option grants in the amount of 2,000, for services provided to the Company as members of the Audit Committee and as members of the Compensation Committee. Mr. Scudellari also received two (2) option grants in the amount of 2,000, for services provided to the Company as a member of the Audit Committee and as a member of the Compensation Committee, however upon Mr. Scudellari’s resignation from the Audit Committee the 2,000 share option grant associated with his service on that committee was cancelled.

Access to Corporate Governance Policies

The Company has adopted a Code of Business Conduct that applies to, among others, the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, which is designed to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Code of Business Conduct is available on the Company’s website at www.cybersource.com. To the extent required by law, any amendments to, or waivers from, any provision of the Code of Business Conduct will be promptly disclosed to the public. To the extent permitted by such legal requirements, the Company intends to make such public disclosure by posting the relevant material on its website in accordance with Securities and Exchange Commission rules.

Copies of the Company’s committee charters, and Code of Business Conduct will be provided to any stockholder upon written request to the Company at 1295 Charleston Road, Mountain View, California 94043, attention: Investor Relations.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s Compensation Committee is an executive officer or employee of the Company. No interlocking relationship exists between the Company’s Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Relationships Among Directors or Executive Officers

There are no family relationships among any of the directors or executive officers of the Company.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF

CYBERSOURCE CORPORATION

1999 STOCK OPTION PLAN

The Company’s stockholders are being asked to approve an amendment and restatement of the Company’s 1999 Stock Option Plan (the “Option Plan”). The proposed amendment to the Option Plan will increase the number of shares reserved for issuance under the Option Plan from 7,000,000 shares to 9,000,000 shares.

The Board of Directors believes that the attraction and retention of high quality personnel are essential to the Company’s continued growth and success and that the Option Plan is necessary for the Company to remain competitive in its compensation practices. The increase in the number of shares reserved for issuance is intended to support the Company’s requirements for stock option grants to both current employees and future employees. In considering this increase, stockholders should note that, as of March 22, 2004, options for an aggregate of 1,487,660 shares assumed by the Company in connection with the acquisition by the Company of PaylinX Corporation in 2001 have been cancelled and are no longer available for grant pursuant to action taken by the Company’s Board of Directors.

The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for adoption of this Proposal No. 2. For purposes of the vote on this Proposal No. 2, abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A

VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF

THE 1999 STOCK OPTION PLAN

A general description of the principal terms of the Option Plan as proposed to be amended and restated is set forth below. This description is qualified in its entirety by the terms of the Option Plan, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated by reference herein. In the following discussion of the Option Plan, capitalized terms have the same meaning as defined in the Option Plan, unless otherwise noted.

General Description

The Option Plan was approved by the Board of Directors and by the Company’s stockholders in 1999. In 2000, the Board of Directors and the stockholders approved an amendment to the Option Plan to increase the number of shares reserved for issuance under the Option Plan from 6,000,000 shares to 7,000,000 shares. In March 2004, the Board of Directors approved an amendment to the Option Plan, conditioned upon and not to take effect until approved by the Company’s stockholders, to increase the number of shares reserved for issuance under the Option Plan from 7,000,000 shares to 9,000,000 shares.

The purposes of the Option Plan are to give the Company’s employees and others who perform substantial services to the Company an incentive, through ownership of the Company’s common stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals. The Option Plan permits the grant of “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Code only to employees, including officers and employee directors, of the Company or any parent or subsidiary corporation of the Company. Nonqualified stock options may be granted to employees, directors and consultants. As of March 22, 2004, options to purchase 12,340,547 shares had been granted under the Option Plan of which options to purchase 4,869,259 shares were outstanding. As of March 22, 2004, the number of executive officers, employees, consultants and directors of the Company and its subsidiaries that were eligible to receive grants under the Option Plan was approximately 168 persons.

Amendment to Increase Shares Reserved. The current number of shares reserved for issuance under the Option Plan is 7,000,000. The proposed amendment to the Option Plan provides that the number of shares reserved for issuance will be increased by 2,000,000 shares to a total reserve of 9,000,000 shares.

Administration. The Option Plan is administered, with respect to grants to directors, officers, consultants, and employees, by the plan administrator (the “Administrator”) of the Option Plan, defined as the Board or a committee designated by the Board. The committee is constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”). With respect to options subject to Code Section 162(m), the committee will be comprised solely of two (2) or more “outside directors” as defined under Code Section 162(m) and applicable tax regulations.

Amendment and Termination. The Board may at any time amend, suspend or terminate the Option Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to options granted to residents therein, the Company will obtain stockholder approval of any amendment to the Option Plan in such a manner and to such a degree as required. The Option Plan will terminate in January 2009 unless previously terminated by the Board of Directors.

Other Terms. The Administrator has the authority to select individuals who are to receive options under the Option Plan and to specify the terms and conditions of options granted (including whether or not the options are ISOs or nonqualified stock options), the vesting provisions, the option term and the exercise price. The exercise price of ISOs granted under the Option Plan shall equal 100% of the fair market value of the Company’s common stock on the date of grant (or 110% of the fair market value of the Company’s common stock on the date of grant, in the case of ISOs granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). The exercise price of nonqualified stock options shall not be less than 85% of the fair market value of the Company’s common stock on the date of grant. The exercise price of options intended to qualify as performance-based compensation for purposes of Code Section 162(m) shall not be less than 100% of the fair market value of the Company’s common stock on the date of grant. Option holders may pay the exercise price in cash or other consideration as approved by the Administrator.

The maximum number of shares with respect to which options may be awarded to an employee in any fiscal year of the Company is 1,000,000 shares. The purpose of this limit is to ensure that any options granted under the Option Plan will qualify as “performance-based compensation” under Code Section 162(m). Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to its chief executive officer and each of its four (4) most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock option plan approved by the Company’s stockholders and that specifies, among other things, the maximum number of shares with respect to which options may be granted to eligible employees under such plan during a specified period. Compensation paid pursuant to options granted under such a plan is deemed to be inherently performance-based, since such awards provide value to employees only if the stock price appreciates.

Generally, options granted under the Option Plan in connection with the hiring of employees vest at a rate of 25% of the shares underlying the option after one (1) year of employment with the Company and the remaining shares vest in equal portions over the following 36 months, so that all shares are vested after four (4) years. Options granted under the Option Plan after employees have been employed with the Company for one (1) year, typically, vest in equal portions over 48 months. The form of stock option grant under the Option Plan used to grant options to the Company’s employees provides for accelerated vesting of half of all unvested shares upon involuntary termination of employment with the Company without cause occurring within one (1) year of a change in control of the Company. The term of any option granted under the Option Plan may not be for more than ten (10) years (or five (5) years in the case of ISOs granted to any optionee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company).

An option may not be exercised after the termination date of such option as set forth in the option agreement. In the event an optionee terminates employment or service with the Company or any of the Company’s affiliates for any reason other than termination as a result of death or disability, the vested portion of an option may generally be exercised within 30 days after the optionee’s termination of employment or service. In the event an optionee terminates employment or service with the Company or any of the Company’s affiliates as a result of death or disability, the vested portion of an option may generally be exercised within one (1) year after the optionee’s termination of employment or service. Options granted under the Option Plan are generally non-transferable by the optionee except by will or the laws of descent and distribution and generally are exercisable during the lifetime of the optionee only by the optionee.

The Option Plan provides that (a) any reduction of the exercise price of any option awarded under the Option Plan shall be subject to stockholder approval and (b) canceling any option awarded under the Option Plan at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for another award shall be subject to stockholder approval.

In the event of (i) a merger or consolidation as a result of which the holders of the Company’s voting securities prior to the transaction hold shares representing less than 51% of the Company’s voting securities after giving effect to the transaction (other than a merger or consolidation with a wholly-owned subsidiary or where there is no substantial change in the Company’s stockholders and the options granted under the Option Plan are assumed by the successor corporation), or (ii) the sale of all or substantially all of the Company’s assets, the successor corporation will assume or substitute the options the Company has granted under the Option Plan or shall provide substantially similar consideration to optionees as is provided to the stockholders. In the event the successor corporation refuses to assume or substitute outstanding options as provided above, or in the event of the Company’s dissolution or liquidation, outstanding options shall expire, notwithstanding any contrary terms in the option agreement, on a date specified in a written notice sent to all optionees (which date shall be at least 20 days after the date of the notice).

The Option Plan also provides for automatic grants to non-employee directors. Each non-employee director, upon initial election or appointment to the Board of Directors, is entitled to receive options to purchase 25,000 shares of common stock. Thereafter, each non-employee director is entitled to receive options to purchase 10,000 shares of common stock annually on January 1 of each year, provided he or she is a non-employee director on the date of grant and has continuously been an active member of the Board of Directors for the year prior to the grant date. Options granted to non-employee directors pursuant to the automatic grant provisions of the Option Plan are immediately exercisable, nonqualified stock options. In the event the option is exercised for unvested shares, the Company’s repurchase rights as to unvested shares shall lapse nine (9) months after the date of the grant. Options granted to non-employee directors pursuant to the automatic grant provisions of the Option Plan must be granted with an exercise price equal to 100% of the fair market value of the Company’s common stock as of the date of grant (or 110% of the fair market value of the Company’s common stock on the date of grant, in the case of options granted to any non-employee director who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). The term of options granted to non-employee directors pursuant to the automatic grant provisions of the Option Plan may not be for more than ten (10) years (or five (5) years in the case of an option granted to any non-employee director who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). Discretionary grants of options may also be made to non-employee directors. Grants to non-employee directors are subject to the general requirements of the Option Plan.

CERTAIN FEDERAL TAX CONSEQUENCES

The following summary of the federal income tax consequences of Option Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss, state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the Option Plan will not result in any federal income tax consequences to the optionee or to the Company. Upon exercise of a nonqualified stock option, the optionee is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the optionee’s total compensation is deemed reasonable in amount. Any gain or loss on the optionee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one (1) year following exercise. The Company does not receive a tax deduction for any such gain.

Incentive Stock Options. The grant of an incentive stock option under the Option Plan will not result in any federal income tax consequences to the optionee or to the Company. An optionee recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. The Internal Revenue Service has issued proposed regulations that would subject optionees to withholding at the time optionees exercise an incentive stock option for Social Security and Medicare taxes (but not income tax) based upon the excess of the fair market value of the shares on the date of exercise over the exercise price. These proposed regulations, if adopted, would be effective only for the exercise of an incentive stock option that occurs two (2) years after the regulations are issued in final form. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee does not dispose of the shares within two (2) years after the incentive stock option was granted, nor within one (1) year after the incentive stock option was exercised, the optionee will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one (1) year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the optionee’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionee’s alternative minimum tax liability exceeds such optionee’s regular income tax liability, the optionee will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the optionee must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

Amended Plan Benefits. As of the date of this Proxy Statement, no non-employee directors (“Outside Directors”) and no associates of any director, executive officer or nominee for director has been granted any options subject to stockholder approval of the proposed amendment. The benefits to be received pursuant to the Option Plan amendment by the Company’s directors, executive officers and employees are not determinable at this time.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT AND RESTATEMENT OF

CYBERSOURCE CORPORATION

1999 EMPLOYEE STOCK PURCHASE PLAN

The Company’s stockholders are being asked to approve an amendment and restatement of the Company’s 1999 Employee Stock Purchase Plan (the “Purchase Plan”). The proposed amendment to the Purchase Plan will increase the number of shares reserved for issuance under the Purchase Plan from 500,000 shares to 700,000 shares.

The purpose of the Purchase Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Purchase Plan is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the provisions of the Purchase Plan will be construed so as to extend and limit participation in the Purchase Plan in a manner consistent with the requirements of the Code. The Purchase Plan is intended to enable the Company and its Designated Parents or Subsidiaries to attract and retain the best available personnel, to provide additional incentive to current employees, and to promote the success of the Company’s business. The Board of Directors believes that the Company’s long-term success is dependent upon the ability of the Company and its Designated Parents or Subsidiaries to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company.

The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for adoption of this Proposal No. 3. For purposes of the vote on this Proposal No. 3, abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN

A general description of the principal terms of the Purchase Plan as proposed to be amended and restated is set forth below. This description is qualified in its entirety by the terms of the Purchase Plan, a copy of which is attached to this Proxy Statement as Appendix C and is incorporated by reference herein. In the following discussion of the Purchase Plan, capitalized terms have the same meanings as defined in the Purchase Plan, unless otherwise noted.

General Description

The Purchase Plan was adopted by the Company’s board of directors and approved by the Company’s stockholders in June 1999. There are currently 500,000 shares of Common Stock reserved for issuance under the Purchase Plan. If the amendment and restatement of the Purchase Plan is approved by the stockholders, the number of shares of Common Stock reserved for issuance under the Purchase Plan will be increased from 500,000 to 700,000.

The purpose of the Purchase Plan is to provide employees of the Company who participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through payroll deductions. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 the Code. Employees (including officers and directors) of the Company and its Designated Parents or Subsidiaries are eligible to participate in the Purchase Plan. Directors who are not employees are not eligible to participate. Payroll deductions may be from 1% to 10% (in whole percentage increments) of a Participant’s compensation.

Any person who is employed by the Company or any Designated Parent or Subsidiary for at least 20 hours per week and more than five (5) months in a calendar year is eligible to participate in the Purchase Plan, provided that the employee is employed on the first day of an Offer Period and subject to certain limitations imposed by Section 423(b) of the Code. Eligible employees become Participants in the Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions prior to the commencement of the applicable Offer Period.

The Purchase Plan is implemented by consecutive Offer Periods of six (6) months’ duration. The Board of Directors may alter the duration of the Offer Periods, up to a maximum of 27 months, without stockholder approval.

The price per share at which shares are sold under the Purchase Plan is equal to the lower of (1) 85% of the fair market value of the Common Stock on the date of commencement of the Offer Period and (2) 85% of the fair market value of the Common Stock on the purchase date. The fair market value of the Common Stock on a given date is the closing sale price of the Common Stock on the Nasdaq Stock Market as of such date. The number of shares of Common Stock which may be purchased is subject to adjustment in the event of a stock split, stock dividend or other similar change in the Common Stock or the capital structure of the Company. The Company makes no cash contributions to the Purchase Plan, but bears the expenses of administration.

The Purchase Plan will be administered by the Board of Directors, or a committee of the Board as designated by the Board from time to time (the “Administrator”), which has the authority to determine the terms and conditions under which purchase rights are to be granted under the Purchase Plan for any Offer Period during the term of the Purchase Plan, and to resolve all questions relating to the administration of the plan.

No employee shall be granted a purchase right under the Purchase Plan (1) if immediately after the grant of the purchase right, the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or of a parent or subsidiary of the Company (including stock which may be purchased under the Purchase Plan or issued pursuant to any other options) or (2) which would permit the employee to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time the purchase right is granted) in any calendar year. In addition, employees shall not be permitted in any six-month Offer Period to purchase more than the lesser of (a) 500 shares and (b) the number of shares determined by dividing $5,000 by the applicable purchase price.

A Participant may increase (up to the 10% maximum) or decrease (down to 1%) the rate of his or her payroll deduction for the remainder of an Offer Period by filling out a change of status notice and delivering it to the Company (or its designee). The reduced rate will become effective with the first full payroll period commencing ten (10) business days after the Company receives the form unless the Company elects to process changes more quickly. The Participant’s subscription agreement (as modified by any change of status notice) will remain in effect for the entire Offer Period and each subsequent Offer Period, unless further the Participant further modifies his subscription or terminates his participation in the Purchase Plan.

A Participant’s interest in a given Offer Period may be terminated in whole, but not in part, by delivering to the Company a change of status notice which indicates the Participant’s withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable Offer Period. Any withdrawal by the Participant of accumulated payroll deductions for a given Offer Period automatically terminates the Participant’s interest in that Offer Period. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement. The failure to remain in the continuous employ of the Company (or a Designated Parent or Subsidiary) for at least 20 hours per week and more than five (5) months in a calendar year during an Offer Period will be deemed to be a withdrawal from that Offer Period.

No rights or accumulated payroll deductions of a Participant under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

In the event of a Corporate Transaction, each purchase right under the Purchase Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new purchase date.

Amendment and Termination of the Purchase Plan.

The Board may at any time amend, suspend or terminate the Purchase Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to purchase rights granted to residents therein, the Company will obtain stockholder approval of any amendment to the Purchase Plan in such a manner and to such a degree as required. The Purchase Plan will terminate in 2009, unless earlier terminated by the Board.

Amended 2003 Plan Benefits.

As of the date of this Proxy Statement, no non-employee directors (“Outside Directors”) and no associates of any director, executive officer or nominee for director has been granted any options subject to stockholder approval of the proposed amendment. The benefits to be received pursuant to the Option Plan amendment by the Company’s directors, executive officers and employees are not determinable at this time.

Certain Federal Tax Consequences

The following summarizes the federal income tax consequences of participation under the Purchase Plan and certain tax effects to the Company based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss any non-U.S., state or local tax consequences. In addition, the discussion does not address tax consequences which may vary with, or are contingent on, a Participant’s individual circumstances. Each Participant in the Purchase Plan is strongly urged to consult with his or her tax advisor regarding participation in the Purchase Plan.

The Purchase Plan and the right of Participants to make purchases thereunder are intended to qualify under the provisions of Section 421 and 423 of the Code. Under these provisions, no income will be taxable to a Participant at the time of grant of the purchase right or purchase of shares. Amounts deducted from a Participant’s pay under the Purchase Plan are part of the employee’s regular compensation and remain subject to federal, state and local income and employment withholding taxes.

Upon disposition of the shares, the Participant will generally be subject to tax and the amount of the tax will depend upon the Participant’s holding period. If the shares have been held by the Participant for more than two (2) years after the date of grant of the purchase right and for more than one (1) year from the purchase date of the shares, the lesser of (i) 15% of the fair market value of the shares on the date the purchase right was granted or (ii) the difference between the fair market value of the shares on the date of the disposition of the shares and the purchase price will be treated as ordinary income. This amount of ordinary income will be added to a Participant’s basis in the shares and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of the 2-year and 1-year holding periods described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income. This amount of ordinary income will be added to a Participant’s basis in the shares and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period.

There currently is no income tax withholding required upon the purchase or disposition of the shares by a Participant. However, in the future, a Participant may be subject to employment tax withholding (e.g., Social Security and Medicare) at the time of purchase. The United States Internal Revenue Service issued proposed regulations which, if adopted, would subject a Participant to withholding for Social Security and Medicare (not including income tax) at the time of purchase based upon the difference between the fair market value of the shares on the date of purchase and the purchase price of the shares. These proposed regulations, if adopted, would be effective only for purchases made under the Purchase Plan two (2) years after the regulations are issued in final form.

The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a Participant except to the extent of ordinary income reported by Participants upon disposition of shares within two (2) years from date of grant of the purchase right or within one (1) year of the date of purchase (subject to the requirements of reasonableness). The Company is required to report to the United States Internal Revenue Service any ordinary income recognized by a Participant as a result of a disposition if such information is available to the Company. In the future, the Company may be required to withhold (from a Participant’s salary) the amount due as taxes on such ordinary income.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP has served as the Company’s independent auditors since 1997, and the Board of Directors, upon the recommendation of the Audit Committee has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2004 and recommends that the stockholders ratify such selection. Unless otherwise instructed, the proxy holders will vote the proxies they receive for the ratification of Ernst & Young LLP as the independent auditors for the fiscal year ending December 31, 2004. Ratification and approval of this proposal requires the affirmative vote of a majority of the shares of Common Stock voting on the proposal in person or by proxy. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock entitled to vote and voting at the Annual Meeting, the Company will review its future selection of auditors. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and December 31, 2002 and fees billed for other services rendered by Ernst & Young LLP during those periods.

	Fiscal 2003	Fiscal 2002
Audit Fees(1)	$267,500	$261,500
Audit-Related Fees(2)	1,500	—
Tax Fees(3)	—	113,500
All Other Fees(4)	—	—

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” There were no Audit-Related Fees incurred in fiscal 2002.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advisor and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance and tax planning. There were no Tax Fees incurred in fiscal 2003.

(4)	All Other Fees consist of fees for products and services other than the services reported above. There were no All Other Fees incurred in fiscal 2003 and fiscal 2002.

In making its recommendation to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004, the Audit Committee has considered whether services other than audit and audit-related services provided by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors.

Under the policy, pre-approval is generally provided for up to one (1) year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also provide pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004

MANAGEMENT

Officers and Key Employees

The current officers and key employees of the Company, their ages and their positions are as follows:

Name	Age	Position(s)
Executive Officers
William S. McKiernan	47	Chairman of the Board of Directors and Chief Executive Officer
Robert J. Ford	54	Chief Technology Officer, Senior Vice President of Product Development
George A. Jathas	43	Senior Vice President, Worldwide Sales
Steven D. Pellizzer	34	Chief Financial Officer and Vice President of Finance

Key Employees
Perry S. Dembner	43	Vice President of Marketing
David J. Kim	36	Vice President, General Counsel
Patricia A. Martin	42	Vice President of Customer Support
Brian S. Reed	50	Vice President of Operations
Tracy L. Wilk	45	Vice President of Product Marketing

William S. McKiernan founded the Company and has been Chief Executive Officer and Chairman of the Board of Directors since the Company’s inception in December 1997 when it was spun off from Beyond.com Corporation (“Beyond.com”). Mr. McKiernan founded Beyond.com, an online reseller of computer software, in 1994 and has served as Chairman since its founding. Mr. McKiernan also served as Beyond.com’s Chief Executive Officer from 1994 through March 1998. On January 24, 2002, Beyond.com filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code. From 1992 to 1994, Mr. McKiernan was employed by McAfee Associates, Inc. (now known as Network Associates), a developer of computer security software, where he served as President and Chief Operating Officer. Prior to joining McAfee Associates, Mr. McKiernan was Vice President of Princeton Venture Research, Inc., an investment banking and venture consulting firm from 1990 to 1992. Mr. McKiernan also held management positions with IBM/ROLM, a telecommunications company, and PricewaterhouseCoopers LLP. Mr. McKiernan holds a B.S. from Boston College and an M.B.A. from the Harvard Business School.

Robert J. Ford joined the Company in June 1999. In January 2002, he was named the Company’s Chief Technology Officer in addition to his title as Senior Vice President of Product Development, a position which he has held since October 2000. Prior to October 2000, he served as the Company’s Vice President of Engineering. From 1997 to May 1999, Mr. Ford was Vice President of Engineering for Extensity, Inc., a vendor of web-based e-business applications. From 1995 to 1997, Mr. Ford served as Vice President of Engineering for Intrinsa Corporation, a developer of defect detection software. From 1992 to 1995, Mr. Ford was Vice President of Engineering for Objectivity, Inc., a developer of database management systems. Mr. Ford was employed by Boole & Babbage, Inc., a vendor of systems management software, from 1980 to 1992, where he was Vice President of Engineering from 1981 to 1986, Vice President of Advanced Technology from 1986 until 1989, and Vice President of Systems from 1989 to 1992. Mr. Ford received a B.S. from Witwatersrand College for Advanced Technical Education in South Africa.

George A. Jathas joined the Company in June 2003 as Senior Vice President, Worldwide Sales. From March 2002 through June 2003, Mr. Jathas was Senior Vice President of Worldwide Sales at Promisant Ltd., an international provider of enhanced payment services. From November 2000 through March 2002, he served as Executive Vice President of Sales at Orbiscom, a provider of on-line payment security methods for financial institutions. From June 2000 through November 2000, Mr. Jathas was Executive Vice President of Sales for RealEstate.com, an online provider of Websites for small businesses. From June 1993 through June 2000, Mr. Jathas was employed by First Data Corporation, an electronic commerce and payment services company, where he was Vice President/Regional Sales Manager from 1993 to 1995, Senior Vice President from 1995 to 2000. Mr. Jathas received a B.A. in Economics from City University of New York.

Steven D. Pellizzer joined the Company in February 1999 and has served as Vice President of Finance since January 2002, prior to which he served as the Company’s Corporate Controller and Assistant Controller. In January 2003, Mr. Pellizzer was appointed as the Company’s Chief Financial Officer. Before joining the Company, Mr. Pellizzer was a Manager at PricewaterhouseCoopers LLP, an accounting firm, from 1996 to 1999. Mr. Pellizzer received a B.S. in Commerce from Santa Clara University.

Perry S. Dembner joined the Company in November 2002 as the Vice President of Marketing. Immediately before joining CyberSource, and also between January 1996 and October 1998, Mr. Dembner was an independent consultant, developing business plans and marketing programs for a variety of high technology companies. From November 1998 through June 2000, he served as Vice President, Marketing at Applicast, an enterprise application service provider. From 1994 through 1995, Mr. Dembner served as Vice President, Marketing and Business Development for Honeycomb Software, a developer of Web content management systems. Prior to joining Honeycomb Software, Mr. Dembner held positions in product management and marketing at Farallon Computing and IBM/ROLM Systems, and in corporate strategy at Strategic Planning Associates (now Mercer Management Consulting). Mr. Dembner holds a B.S. in Economics from the University of Pennsylvania’s Wharton School and an M.B.A. from Stanford’s Graduate School of Business.

David J. Kim joined the Company in July 1998 and has served as General Counsel since October 2000, prior to which he served as the Company’s Corporate Counsel. In February 2004, Mr. Kim was appointed Vice President and General Counsel. Before joining the Company, Mr. Kim was a contracts negotiator for a semi-conductor company in Sunnyvale, CA, from May 1998 to July 1998. From April 1996 through June 1998, Mr. Kim held the position of Information Technology Manager at a defense litigation law firm in San Francisco, CA. Between September 1994 and April 1995, Mr. Kim served an externship at the Office of the District Attorney of New York County as a Special Assistant District Attorney. Mr. Kim received a B.A. in Political Science from the University of California at Berkeley and a J.D. from the Benjamin N. Cardozo School of Law, Yeshiva University.

Patricia A. Martin joined the Company in October 1998 and has served as the Company’s Vice President of Customer Support since January 2001. Prior to January 2001, Ms. Martin served as Senior Director of Information Technology. From July 1997 to September 1998, Ms. Martin was Senior Manager of Business Applications at Acuson Corporation, a medical imaging company. Ms. Martin also held various management positions during her career at Silicon Graphics, Inc., a computer software and hardware manufacturer, from 1987 to 1997. Ms. Martin received a B.S. in Information Technology from Santa Clara University.

Brian S. Reed joined the Company in June 2000 and has served as the Company’s Vice President of Operations since January 2002, prior to which he served as Senior Director of Program Management and IT Operations. From May 1994 to May 2000, Mr. Reed held numerous positions of senior technical management responsibility with Silicon Graphics Inc., and other technical consulting roles. During 1985 to 1993, Mr. Reed held management roles with the Pacific Stock Exchange, most recently as Vice President of Data Center Operations. Prior to 1985, Mr. Reed held technical management positions with Trilogy Systems, PSA, Rocor International and ADP. Mr. Reed attended college in Northern California and is a graduate of numerous executive development and technical management programs.

Tracy L. Wilk joined the Company in April 1999 and has served as the Company’s Vice President of Product Management since that date. From February, 1992 to April 1999, Mr. Wilk was Vice President of Strategic Alliances and Investments at Visa International. Prior to joining Visa, Mr. Wilk held a number of management positions at large financial services companies including First Data Corporation, Bank of America and Providian. Mr. Wilk received a B.A. in Economics and an M.B.A. both from the University of California at Berkeley.

Executive Compensation

The following table sets forth information concerning compensation of the Company’s Chief Executive Officer and the four other most highly compensated executive officers serving as executive officers on December 31, 2003 whose aggregate cash compensation exceeded $100,000 during the year ended December 31, 2003 (collectively, the Company’s “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name and Principal Position in 2003	Year	Salary	Bonus	Securities Underlying Options
William S. McKiernan	2003	$300,000	$—	75,000
Chairman and Chief Executive	2002	300,000	—	200,000
Officer	2001	297,917	37,500	—

Robert J. Ford	2003	215,000	—	70,000
Chief Technology Officer, Senior Vice	2002	215,000	—	125,000
President of Product Development	2000	213,749	16,875	75,000

Steven D. Pellizzer	2003	190,000	—	100,000
Chief Financial Officer and	2002	160,000	—	100,000
Vice President of Finance	2001	128,083	13,389	11,000

Dave Daetz(1)	2003	125,417	—	45,000
Senior Vice President of Corporate Business	2002	215,000	—	150,000
Development and Product Marketing	2001	213,749	16,875	50,000

George A. Jathas(2)	2003	115,897	75,895	200,000
Senior Vice President, Worldwide Sales	2002
	2001

(1)	Mr. Daetz resigned in September 2003.

(2)	Mr. Jathas joined the Company in June 2003.

Option Grants In Fiscal Year 2003

The following table sets forth information for each of the Company’s Named Executive Officers concerning stock options granted to them during the fiscal year ended December 31, 2003.

	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees(2)	Exercise Price Per Share	Expiration Date(3)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
					5%	10%
William S. McKiernan	75,000	3.99%	$2.48	02/27/2013	$88,876	$251,694
Robert J. Ford	70,000	3.73%	$2.25	02/27/2013	99,051	251,014
Steven D. Pellizzer	100,000	5.32%	$2.25	02/27/2013	141,501	358,592
Dave Daetz	45,000	2.40%	$2.25	02/27/2013	63,676	161,366
George A. Jathas	200,000	10.65%	$2.82	06/02/2013	354,697	898,871

(1)	Each of the above options was granted pursuant to the Company’s 1999 Stock Option Plan.

(2)	In fiscal 2003, the Company granted options to employees to purchase an aggregate of 1,878,000 shares.

(3)	Options may terminate before their expiration dates if the optionee’s status as an employee or consultant is terminated or upon the optionee’s death or disability.

(4)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the Company’s future Common Stock prices.

Aggregate Option Exercises In Last Fiscal Year and Year-End Option Values

The following table sets forth information concerning exercises of stock options during the fiscal year ended December 31, 2003 by each of the Company’s Named Executive Officers and the number and value of unexercised options held by each of the Company’s Named Executive Officers on December 31, 2003.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William S. McKiernan	—	—	111,458	163,542	$367,707	$513,293
Robert J. Ford	—	—	372,133	152,867	470,022	481,303
Steven D. Pellizzer	—	—	97,332	135,668	276,410	427,565
Dave Daetz	106,458	$170,130	—	—	—	—
George A. Jathas	—	—	—	200,000	—	481,000

(1)	The value of unexercised “in-the-money” options represents the difference between the exercise price of stock options and $5.16, the closing sales price of the Common Stock on December 31, 2003.

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of December 31, 2003 including the 1998 Stock Option Plan, the 1999 Stock Option Plan, the 1999 Non-Qualified Stock Option Plan and the 1999 Employee Stock Purchase Plan, and the option agreements assumed by the Company in connection with the acquisition of PaylinX Corporation (the “PaylinX Acquisition”).

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders(1)	4,401,374	$4.03	1,881,866
Equity compensation plans not approved by security holders(2)(3)	1,018,777	$11.31	1,441,482

Total	5,941,051	$5.45	3,323,348

(1)	Represents shares of the Company’s Common Stock issuable pursuant to the Company’s 1998 Stock Option Plan, as amended, the 1999 Stock Option Plan, as amended and the 1999 Employee Stock Purchase Plan.

The 1998 Stock Option Plan (the “1998 Plan”) was originally adopted by the Board of Directors in March 1998 and was approved by the stockholders in March 1998. The 1998 Plan is administered by the Compensation Committee. Options granted pursuant to the 1998 Plan generally vest as follows: (a) options granted upon hire generally vest at a rate of 25% of the shares underlying the option after one (1) year and the remaining shares vest monthly over the following 36 months, (b) subsequent options, awarded after an employee has been employed by the Company for one (1) year, typically vest monthly over 48 months, or (c) as otherwise determined by the Compensation Committee. Stock options expire ten (10) years after the date of grant. Currently, no options are being granted under the 1998 Plan. As of December 31, 2003, there were options outstanding to purchase 92,095 shares of the Company’s Common Stock under the 1998 Plan at a weighted average exercise price of $19.75115 per share and 292,885 shares were available for future issuance.

The 1999 Stock Option Plan (the “1999 Plan”) was originally adopted by the Board of Directors in January 1999 and was approved by the stockholders in January 1999. Subsequent amendments to the 1999 Plan increasing the number of shares authorized for issuance under the 1999 Plan in April 2000 and July 2000 were approved by the Board of Directors and the stockholders. The 1999 Plan is administered by the Compensation Committee. Options granted pursuant to the 1999 Plan generally vest as follows: (a) options granted upon hire generally vest at a rate of 25% of the shares underlying the option after one (1) year and the remaining shares vest monthly over the following 36 months, (b) subsequent options, awarded after an employee has been employed by the Company for one (1) year, typically vest monthly over 48 months, or (c) as otherwise determined by the Compensation Committee. Stock options expire ten (10) years after the date of grant. As of December 31, 2003, there were options outstanding to purchase 4,309,279 shares of the Company’s Common Stock under the 1999 Plan at a weighted average exercise price of $3.69469 per share and 1,473,372 shares were available for future issuance.

The 1999 Employee Stock Purchase Plan (the “1999 ESPP”) was originally adopted by the Board and approved by the stockholders in June 1999. The purpose of the 1999 ESPP is to provide employees of the Company who participate in the plan with an opportunity to purchase Common Stock of the Company through payroll deductions. The 1999 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as

amended. The 1999 ESPP is implemented by six-month offer periods with purchase dates within those offer periods every six-months. The Board of Directors may alter the duration of the offering periods without stockholder approval. The price per share at which shares are sold under the 1999 ESPP is equal to the lower of (i) 85% of the fair market value of the Common Stock on the date of commencement of the six-month offering period, or (ii) 85% of the fair market value of the Common Stock on the date of purchase. The fair market value of the Common Stock on a given date is determined based upon the last sale price of the Common Stock on the Nasdaq National Market System as of the last market trading day prior to the time of the determination. The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed the lesser of (i) 10% of a participant’s eligible compensation, which is defined in the 1999 ESPP to include the regular straight time gross salary in effect at the beginning of the offering period, exclusive of any payments for overtime, shift premium, bonuses, commissions, incentive compensation, incentive payments, or other compensation, or (ii) $5,000 for each offering period. As of December 31, 2003, there were 115,609 shares available for future issuance under the 1999 ESPP.

(2)	Includes outstanding options to purchase 520,900 shares of the Company’s Common Stock issuable pursuant to option plans and agreements assumed pursuant to the PaylinX Acquisition. The option agreements were originally issued by PaylinX Corporation under the PaylinX Corporation 2000 Stock Option Plan (the “PaylinX Plan”), which is described below.

Pursuant to the PaylinX Acquisition, the Company assumed the option agreements then outstanding under the PaylinX Plan (the “Assumed PaylinX Options”). Other than the Assumed PaylinX Options, no other options may be issued under the PaylinX Plan. The Assumed PaylinX Options are governed by the terms of the PaylinX Plan under which they were originally issued. Options governed by the terms of the PaylinX Plan generally are non-transferable (with the exception of non-qualified stock options, which may be assigned) and expire no later than ten (10) years from date of grant. Options generally are exercisable immediately, upon vesting. Shares of Common Stock issuable and/or exercised under the PaylinX Plan vest based upon years of service, generally four (4) years. The PaylinX Plan was duly approved by the stockholders of PaylinX prior to the PaylinX Acquisition. Assumed PaylinX Options to purchase 1,487,660 shares have been cancelled due to the termination of employment of former PaylinX employees. Such cancelled Assumed PaylinX Options are deemed terminated and not available for future grant pursuant to action taken by the Company’s Board of Directors.

(3)	Includes 1,018,777 shares of the Company’s Common Stock issuable pursuant to option plans and agreements and 1,441,482 shares of the Company’s Common Stock available for future issuance pursuant to the Company’s 1999 Non-Qualified Stock Option Plan (the “1999 Non-Qualified Plan).

The Board of Directors adopted the 1999 Non-Qualified Plan in October 1999. The 1999 Non-Qualified Plan is administered by the Compensation Committee. Pursuant to the 1999 Non-Qualified Plan, the Compensation Committee may grant non-qualified stock options, at its discretion, to employees, independent contractors and consultants of the Company or any parent or subsidiary corporation of the Company. Only non-qualified-stock options may be issued under the 1999 Non-Qualified Plan. Stock options may not be granted to officers and directors of the Company from the 1999 Non-Qualified Plan. Stock options issued under the 1999 Non-Qualified Plan have an exercise price of no less than 85% of the fair market value of the Common Stock on the date of grant of the option. Options are generally non-transferable. The term of all options granted under the Plan shall not exceed ten (10) years from the date of grant.

CERTAIN RELATED PARTY TRANSACTIONS

Legal Services

During fiscal year 2003, the law firm of Morrison & Foerster LLP provided legal services to the Company, for which the Company was billed $0.3 million in fees. Mr. Scudellari, a director of the Company, is a partner of Morrison & Foerster LLP.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report, Report of the Audit Committee and the Stock Performance Graph shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended .

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has responsibility for reviewing and developing compensation policies applicable to the Company’s executive officers and directors, making recommendations to the Board of Directors regarding all forms of compensation to executive officers and directors, and administering the Company’s 1998, 1999 Stock Option Plans, the 1999 Non-Qualified Stock Option Plan and the Assumed PaylinX Options (collectively, the “Plans”), under which option grants may be made to executive officers, directors and other key employees.

The Compensation Committee believes that the primary goal of the Company’s executive compensation program should be related to creating stockholder value. The executive compensation policies of the Compensation Committee are designed to provide incentives to create stockholder value by attracting, retaining and motivating executive talent that contributes to the Company’s long-term success, by rewarding the achievement of the Company’s short-term and long-term strategic goals, by linking executive officer compensation and stockholder interests through grants of awards under the Plans and by recognizing individual contributions to Company performance. The Committee evaluates the performance of the Company and compares it to other companies of similar size engaged in activities similar to those of the Company. The compensation of the Company’s Named Executive Officers in 2003 consisted of base salaries and stock options. Although bonuses have been paid in previous years, the Compensation Committee determined not to pay bonuses to Named Executive Officers during 2003.

The Compensation Committee reviews the available competitive data, evaluates the particular needs of the Company, and evaluates each executive’s performance to arrive at a decision regarding compensation programs. From time to time, the Compensation Committee retains independent executive compensation experts in connection with executive compensation matters.

2003 Executive Compensation

For services performed in 2003, executive compensation consisted of base salary and grants of stock options under the Plans. The stock options vest over time.

Base Salary. Base salaries for the Company’s executive officers (other than the Chief Executive Officer) are determined primarily on the basis of the executive officer’s responsibility, qualification and experience, as well as the general salary practices of peer companies among which the Company competes for executive talent. The Committee reviews the base salaries of these executive officers at least annually in accordance with certain criteria determined primarily on the basis of certain factors which include (i) individual performance, (ii) the functions performed by the executive officer and (iii) changes in the compensation peer group in which the Company competes for executive talent. The weight that the Compensation Committee places on such factors may vary from individual to individual and necessarily involves subjective determinations of individual performance. The base salaries of the executive officers remained at 2002 levels except for instances where individuals were promoted.

Long-Term Incentive Compensation Awards. The Plans provide for grants to key executives and employees of the Company of (i) shares of Common Stock of the Company, (ii) options or stock appreciation rights (“SARs”) or similar rights, or (iii) any other security with the value derived from the value of the Common Stock of the Company or other securities issued by a related entity. The Compensation Committee may make grants under the Plans based on a number of factors, including (a) the executive officer’s position in the Company, (b) his performance and responsibilities, (c) the extent to which he already holds an equity stake in the Company, and (d) contributions and anticipated contributions to the success of the Company’s financial performance. In addition, the size, frequency, and type of long-term incentive grants are generally determined on the basis of past granting practices, fair market value of the Company’s stock, tax consequences of the grant to the individual and the Company, accounting impact, and the number of shares available for issuance. Although the Plans do not provide any formulaic method for weighing these factors, the Compensation Committee does consider information concerning the potential long-term value of options awarded. However, the decision to grant an award is based primarily upon the Compensation Committee’s evaluation of the past as well as the future anticipated performance and responsibilities of each individual. The Compensation Committee may also consult with compensation consultants with respect to long-term incentives and other compensation awards.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, (“Section 162(m)”) denies a deduction for compensation in excess of $1 million paid to certain executive officers, unless certain performance, disclosure, and stockholder approval requirements are met. Option grants under the Company’s 1999 Stock Option Plan are intended to qualify as “performance-based” compensation not subject to the Section 162(m) deduction limitation. In addition, the Compensation Committee believes that a substantial portion of the compensation program would be exempt from the $1 million deduction limitation.

Chief Executive Officer Compensation

Mr. McKiernan’s base salary for the fiscal year ended December 31, 2003 was established at $300,000. His base salary was determined primarily based on an analysis of the Company’s and Mr. McKiernan’s performance and achievements, and a review of the compensation paid to the chief executive officers of peer companies. The establishment of Mr. McKiernan’s salary was not based on specific quantitative performance goals and achievements, but rather on the overall performance of the Company and Mr. McKiernan as determined by the Compensation Committee. Mr. McKiernan’s base salary in 2003 remained the same as paid in 2002 and he was not paid a bonus in 2003.

In addition, on February 27, 2003, the Company granted Mr. McKiernan a stock option to purchase 75,000 shares of Common Stock under the 1999 Stock Option Plan. The option has an exercise price of $2.48 per share which is equal to 110% of the closing price of the Common Stock on the day immediately preceding the date of grant, and vests monthly in 48 equal monthly increments thereafter.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

John J. McDonnell, Jr.

Steven P. Novak

Richard Scudellari

Kenneth R. Thornton

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors of the Company (the “Board”), the Audit Committee of the Board (the “Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Since the effective date of the Sarbanes-Oxley Act of 2002 (the “New Law”), the Committee has become responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors.

During the fiscal year 2003, the Committee met seven (7) times and discussed the interim financial information contained in each quarterly earnings announcement with the Chief Executive Officer, Chief Financial Officer and independent auditors prior to public release.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement relating to relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their independence and satisfied itself as to the auditors’ independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls. The Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

The Committee discussed with the independent auditors their judgment as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed under generally accepted auditing standards pursuant to the Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2003, with management and the independent auditors. Discussion topics included the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent auditors and the Board concurred in such recommendation.

Each of the members of the Audit Committee is independent as defined under the listing standards of the NASD for Nasdaq listed issuers.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

John J. McDonnell, Jr.

Steven P. Novak

Kenneth R. Thornton

Performance Graph

The following line graph compares the yearly percentage change in (i) the cumulative total stockholder return on the Company’s Common Stock since June 24, 1999 with (ii) cumulative total stockholder return on (a) the Nasdaq Stock Market — U.S. Index, and (b) the RDG Internet Composite Index. The comparison assumes an investment of $100 on June 24, 1999, and reinvestment of dividends, if any. The stock price performance shown on the graph is not necessarily indicative of future price performance.

PRINCIPAL STOCKHOLDERS

The following table sets forth the beneficial ownership of Common Stock as of March 22, 2004 as to (a) each director and nominee, (b) each named executive officer, (c) all directors and officers as a group, and (d) for each person known by the Company, as of December 31, 2003, to beneficially own more than 5% of the outstanding shares of its Common Stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 22, 2004 are deemed outstanding. Percentage of beneficial ownership is based upon 33,303,708 shares of Common Stock outstanding as of March 22, 2004. To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite the person’s name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o CyberSource Corporation, 1295 Charleston Road, Mountain View, California 94043.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
William S. McKiernan(1)	4,666,001	14.0%
CCM Master Fund, Ltd.(2)
One North Wacker Drive, Suite 4725
Chicago, IL 60606	1,710,199	5.1%
John J. McDonnell Jr.(3)	831,850	2.5%
Robert J. Ford(4)	417,023	1.2%
Steven P. Novak(5)	145,000	*
Steven D. Pellizzer(6)	128,180	*
Richard Scudellari(7)	101,500	*
Kenneth R. Thornton(8)	90,000	*
Dave Daetz	1,500	*
George Jathas	500	*
All current executive officers and directors as a group (eight persons)(9)	6,380,054	18.4%

*	Less than 1% of the outstanding Common Stock.

(1)	Includes (a) 22,100 shares of Common Stock held by members of Mr. McKiernan’s immediate family and (b) options to purchase 148,436 shares of Common Stock exercisable within 60 days of March 22, 2004. Mr. McKiernan disclaims beneficial ownership of the shares held by his immediate family.

(2)	As reported in a Schedule 13G filed by CCM Master Fund, Ltd. on February 4, 2004, includes 1,710,199 shares as to which CCM Master Fund, Ltd. has shared voting and investment power.

(3)	Includes options to purchase 518,750 shares of Common Stock exercisable within 60 days of March 22, 2004.

(4)	Includes options to purchase 411,873 shares of Common Stock exercisable within 60 days of March 22, 2004.

(5)	Includes (a) 12,500 shares of Common Stock held by members of Mr. Novak’s immediate family and (b) options to purchase 80,000 shares of Common Stock exercisable within 60 days of March 22, 2004. Mr. Novak disclaims beneficial ownership of the shares held by his immediate family.

(6)	Includes options to purchase 126,072 shares of Common Stock exercisable within 60 days of March 22, 2004.

(7)	Includes options to purchase 86,000 shares of Common Stock exercisable within 60 days of March 22, 2004.

(8)	Includes options to purchase 90,000 shares of Common Stock exercisable within 60 days of March 22, 2004.

(9)	Includes (a) 34,600 shares of Common Stock held indirectly, see footnotes 1 and 4 and (b) options to purchase 1,461,131 shares of Common Stock exercisable within 60 days of March 22, 2004.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s Common Stock with the Securities and Exchange Commission and the Nasdaq Stock Market. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during fiscal 2003 all Reporting Persons complied with all applicable filing requirements.

Other Matters. The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

By Order of the Board of Directors,

Richard Scudellari

Secretary

Dated: April 9, 2004

Appendix A

SECOND AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

CYBERSOURCE CORPORATION

AUTHORITY AND PURPOSE

The Audit Committee of CyberSource Corporation (the “Corporation”) is appointed by the Corporation’s Board of Directors (the “Board”) to oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. The Audit Committee (the “Committee”) shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Corporation’s Bylaws and applicable law.

STATEMENT OF POLICY

The Committee shall oversee the accounting and financial reporting processes of the Corporation and audits of the financial statements of the Corporation. In so doing, the Committee shall endeavor to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation. In addition, the Committee shall review the policies and procedures adopted by the Corporation to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers (the “NASD”) applicable to Nasdaq listed issuers. The Committee shall have all authority necessary or desirable for it to comply with the Sarbanes-Oxley Act of 2002 and all applicable Securities and Exchange Commission rules and regulations.

COMMITTEE STRUCTURE AND MEMBERSHIP

The Committee shall be comprised of three or more directors, as determined by the Board. The Committee members shall be designated by the Board and shall serve at the discretion of the Board. The Committee shall meet at least four times each fiscal year. The Committee shall meet in separate executive sessions with the Corporation’s Chief Executive Officer and Chief Financial Officer and the Corporation’s independent auditors.

Each member of the Committee shall be an “independent director,” unless an exception to the independence requirements is otherwise permitted, with director independence defined with reference to (1) all applicable Securities and Exchange Commission rules and regulations, including without limitation Rule 10A-3(b) under the Securities Exchange Act of 1934 as such Rule may be amended or interpreted by the Securities and Exchange Commission from time to time and (2) the Nasdaq Stock Market, Inc. Corporate Governance Rules (the “Nasdaq Rules”), including without limitation Rule 4200(a)(15), as it may be amended or interpreted by Nasdaq from time to time (which Rule is attached hereto as Annex A, current as of February 23, 2004).

Without limiting the foregoing, for purposes hereof, in order to be an “independent director,” a Committee Member shall not:

1.	accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, or otherwise be an affiliated person of the Corporation or any subsidiary of the Corporation;

2.	be currently, or have been during the past three years, an officer or employee of the Corporation, or any of its parents or subsidiaries; or

3.	have any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

At least one member of the Committee shall be an “audit committee financial expert,” as defined by Section 407 of the Sarbanes-Oxley Act of 2002 and Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission (as such requirement is modified or supplemented by the NASD), which member shall have (i) an understanding of generally accepted accounting principles and financial statements, (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (iii) experience preparing, auditing, analyzing or evaluating financial statements that present the breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation’s financial statements (or experience actively supervising one or more persons engaged in such activities), (iv) an understanding of internal controls and procedures for financial reporting and (v) an understanding of audit committee functions. The requirement of the Committee of having an “audit committee financial expert” may be waived or suspended by the Board.

Each member of the Committee shall be able to read and understand fundamental financial statements in accordance with the rules of the NASD applicable to Nasdaq listed issuers. At least one member shall have past employment experience in finance or accounting, a professional certification in accounting or other comparable experience or background that results in the individual’s possessing the requisite financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

POWERS

The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties. Prior to engaging legal counsel, the Committee should confer with the Corporation’s General Counsel to determine if the Corporation has a pre-existing relationship, or has been adverse to, such legal counsel. The fees and expenses of such independent counsel and other advisers engaged by the Committee shall be paid promptly by the Corporation after they have been approved by the Committee. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those tasks are the responsibility of management and the independent auditor. The Board and the Committee are in place to represent the Corporation’s stockholders. Accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

RESPONSIBILITIES

The Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and the Corporation’s stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

In meeting its responsibilities, the Committee is expected to:

1.	Annually review and reassess the adequacy of this Charter and its compliance with the Audit Committee requirements established by the Securities and Exchange Commission and the NASD for Nasdaq listed issuers.

2.	With respect to the Corporation’s independent auditors:

a.

The Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Corporation’s independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting). The independent auditors shall report directly to the Committee. The Committee shall preapprove all auditing services (including the provision of comfort letters) and non-audit services provided by the independent auditors to the Corporation and the fees relating to the provision of all such services, other than as may be allowed by applicable law. The Committee may delegate to one or more designated Committee members the authority to grant preapprovals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings. The independent auditors are ultimately accountable to the Board and to the Committee as representatives of the Corporation’s stockholders.

b.	Review the independence of the independent auditors so that such independence is in compliance with all applicable law and rules of the NASD, including a review of management consulting services, and related fees, provided by the independent auditors. The Committee shall require the independent auditors at least annually to provide a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with the rules of the NASD applicable to Nasdaq listed issuers and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the independent auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

3.	Periodically review with management the possible need for an internal audit department and if it is determined that such a department is needed, review and concur with management on the scope and responsibilities of an internal audit department and on the appointment, replacement, reassignment or dismissal of an internal audit department manager or director.

4.	Review and discuss with management and the independent auditors, before release, the audited financial statements and the Management’s Discussion and Analysis proposed to be included in the Corporation’s Annual Report in Form 10-K. Make a recommendation to the Board whether or not the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

5.	Review and discuss with management and the independent auditors, before release, the unaudited financial statements and the Management’s Discussion and Analysis proposed to be included in each Form 10-Q to be filed by the Corporation with the Securities and Exchange Commission.

6.	In consultation with the independent auditors, the internal audit department, if any, and management, consider and review at the completion of the annual audit and such other times as the Committee may deem appropriate:

a.	The Corporation’s annual financial statements and related notes.

b.	The independent auditors’ audit of the financial statements and their report thereon.

c.	The independent auditors’ reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the independent auditors and management.

d.	Any deficiency in, or suggested improvement to, the procedures or practices employed by the Corporation as reported by the independent auditors in their annual management letter.

e.	The adequacy and effectiveness of the Corporation’s accounting and internal accounting controls.

7.	Periodically and to the extent appropriate under the circumstances, it may be advisable for the Committee, with the assistance of the independent auditors, the internal audit department, if any, and/or management, to consider and review the following:

a.	Any significant changes required in the independent auditors’ audit plan.

b.	Any difficulties or disputes with management encountered during the course of the audit.

c.	The effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Corporation’s financial statements.

d.	Any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

e.	Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

8.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

9.	Obtain from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

10.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

11.	Oversee the Corporation’s compliance with the Foreign Corrupt Practices Act.

12.	Review and approve or disapprove any transaction or arrangement that may present a material conflict of interest between a member of management or the Board and the Corporation.

13.	Prepare a report in the Corporation’s proxy statement in accordance with SEC requirements.

ANNEX A

4200. DEFINITIONS

(a)	For purposes of the Rule 4000 Series, unless the context requires otherwise:

*     *     *

(14)	“Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

(15)	“Independent director” means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(A)	a director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company;

(B)	a director who accepted or who has a Family Member who accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three fiscal years, other than the following:

(i)	compensation for board or board committee service;

(ii)	payments arising solely from investments in the company’s securities;

(iii)	compensation paid to a Family Member who is a non-executive employee of the company or a parent or subsidiary of the company;

(iv)	benefits under a tax-qualified retirement plan, or non-discretionary compensation; or

(v)	loans permitted under Section 13(k) of the Act.

Provided, however, that audit committee members are subject to additional, more stringent requirements under Rule 4350(d).

(C)	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

(D)	a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following

(i)	payments arising solely from investments in the company’s securities; or

(ii)	payments under non-discretionary charitable contribution matching programs.

(E)	a director of the listed company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company served on the compensation committee of such other entity; or

(F)	a director who is, or has a Family Member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

(G)	in the case of an investment company, in lieu of paragraphs (A)-(F), a director who is an “interested person” of the company as defined in section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee.

*     *     *

Appendix B

CYBERSOURCE CORPORATION

1999 STOCK OPTION PLAN

(amended and restated April, 2000)

(amended July, 2000)

(amended February, 2001)

(amended and restated February, 2003)

(amended and restated March, 2004)

1.    Purpose. This 1999 Stock Option Plan1 (“Plan”) is established as a compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of CyberSource Corporation, a Delaware corporation (the “Company”). Capitalized terms not previously defined herein are defined in Section 18 of this Plan.

2.    Types of Options and Shares. Options granted under this Plan (the “Options”) may be either (a) incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or (b) nonqualified stock options (also known as “nonstatutory stock options”) (“NQSOs”), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the “Shares”) are shares of Common Stock of the Company (“Common Stock”).

3.    Number of Shares. The aggregate number of Shares that may be issued pursuant to Options granted under this Plan is 9,000,000 Shares, subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Option shall be available for future grant and purchase under this Plan. Shares that actually have been issued under the Plan shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

4.    Eligibility.

(a)  General Rules of Eligibility. Options may be granted to employees, officers, directors, consultants, independent contractors and advisors (provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company. The Committee (as defined in Section 15) in its sole discretion shall select the recipients of Options (“Optionees”). An Optionee may be granted more than one Option under this Plan.

(b)  Company Assumption of Options. The Company may also, from time to time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in replacement of the Option assumed by the Company, or (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other company had applied the rules of this Plan to such grant.

[1]	Approved by the Company's Board of Directors and stockholders in January, 1999.

5.    Terms and Conditions of Options. The Committee shall determine whether each Option is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

(a)  Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant (the “Grant”) in substantially the form attached hereto as Exhibit A and Exhibit A-1 (with respect to grants made to Non-Employee Directors pursuant to Section 6 hereof) or such other form as shall be approved by the Committee.

(b)  Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option unless otherwise specified by the Committee and subject to applicable provisions of the Code. The Grant representing the Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the date of grant; provided, however, that if, for any reason, including a unilateral decision by the Committee not to execute an agreement evidencing such Option, a written Grant is not executed within sixty (60) days after the date of grant, such Option shall be deemed null and void (at the discretion of the Committee). No Option shall be exercisable until such Grant is executed by the Company and the Optionee.

(c)  Exercise Price. The exercise price of an NQSO shall be not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any Option granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company (“Ten Percent Shareholders”) shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date the Option is granted. In the case of Options intended to qualify as Performance-Based Compensation, the exercise price shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant.

(d)  Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Grant; provided, however, that, so long as required by Applicable Laws, each Option must become exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted; provided further, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further, that no ISO granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee may grant an Option whereby the Optionee may elect to exercise any or all of the Option prior to full vesting. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Committee determines to be appropriate.

(e)  Limitations on Options. The aggregate Fair Market Value (determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed one hundred thousand dollars ($100,000). To the extent that the Fair Market Value of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Options for the amount in excess of $100,000 shall be treated as not being ISOs and shall be treated as NQSOs. The foregoing shall be applied by taking Options into account in the order in which they were granted. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

(f)  Individual Option Limit. The maximum number of Shares with respect to which Options may be granted to any Optionee in any fiscal year of the Company shall be one million (1,000,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 12, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to an Optionee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Optionee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

(g)  Options Non-Transferable. To the extent provided in an individual Grant, NQSOs shall be transferable by gift to members of the Optionee’s Immediate Family, by instrument to an inter vivos or testamentary trust under which the NQSOs are to be passed to beneficiaries upon the death of the Optionee as settlor of the trust, by will, and by the laws of descent and distribution. ISOs granted under this Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee or any permitted transferee.

(h)  Assumed Options. In the event the Company assumes an option granted by another company in accordance with Section 4(b) above, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424 of the Code and the Treasury Regulations applicable thereto). In the event the Company elects to grant a new Option rather than assuming an existing option (as specified in Section 4), such new Option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

(i)  Termination of Options. Except as otherwise provided in an Optionee’s Grant, Options granted under the Plan shall terminate and may not be exercised if the Optionee ceases to be employed by, or provide services to, the Company or any Parent or Subsidiary of the Company (or, in the case of a NQSO, by or to any Affiliate of the Company). An Optionee shall be considered to be employed by the Company for all purposes under this Section 5(i) if the Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that the Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether an Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the “Termination Date”).

(j)  Termination Generally. If an Optionee ceases to be employed by the Company and all Parents, Subsidiaries or Affiliates of the Company for any reason except death or disability, the Options which are then exercisable (and only to the extent exercisable) ( the “Vested Options”) by the Optionee on the Termination Date, may be exercised by the Optionee, but only within three months after the Termination Date or such shorter period of time as provided in the Grant, but in no event less than thirty (30) days; provided that Options may not be exercised in any event after the Expiration Date.

(k)  Death or Disability. If an Optionee’s employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of the Optionee or the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Vested Options, as determined on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative), but only within twelve (12) months after the Termination Date; and provided further that Options may not be exercised in any event later than the Expiration Date. If an Optionee’s employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of a disability of the Optionee which is not permanent and total within the meaning of Section 22(e)(3) of the Code, the Vested Options, as determined on the Termination Date, may be exercised by the Optionee or the Optionee’s legal representative, but only within six (6) months after the Termination Date; and provided further that Options may not be exercised in any event later than the Expiration Date.

6.    Director Formula Option Grants. In addition to discretionary grants of Options granted pursuant to other terms of this Plan, Non-Employee Directors of the Company shall receive Options in accordance with the following terms:

(a)  Formula Grant. On the date of adoption of this Plan, each Non-Employee Director shall receive a NQSO for 10,000 shares. Following the date of adoption of this Plan, upon initial election or appointment to the Company’s Board of Directors, the elected or appointed Non-Employee Director shall receive a NQSO for 25,000 shares on the first business day following the election or appointment of such Non-Employee Director. Thereafter, annually on January 1, each Non-Employee Director shall receive a NQSO for 10,000 shares.

(b)  Terms of Grant. Options granted pursuant to this Section 6 shall be subject to the following terms:

(i)  Exercise Price and Payment Terms. The exercise price for the Options granted pursuant to this Section 6 shall be equal to one hundred per cent (100%) of the Fair Market Value of the Shares on the date of the grant, (excepting Ten Percent Shareholders in respect of whom the exercise price for the Options granted pursuant to this Section 6 shall be equal to one hundred ten percent (110%)) payable in cash or otherwise in accordance with the alternatives specified in clauses (i), (ii), (iv), (v) and (vi) of Section 7(b) of this Plan.

(ii)  Term. The term of the Options shall be ten (10) years from the date the Option is granted (excepting Ten Percent Shareholders in respect of whom the term of the Options shall be five (5) years).

(iii)  Vesting and Repurchase Period. All Options granted pursuant to the terms of this Section 6 shall be exercisable at anytime on or after the date of grant pursuant to the terms of the form of Grant set forth as Exhibit A-1 hereto. The Company shall have the right to repurchase any unvested Shares at the exercise price paid for such Shares pursuant to the terms of the form of Grant set forth as Exhibit A-1 hereto. With respect to Shares issued pursuant to Options granted on the date of adoption of the Plan, the Company’s repurchase rights as to unvested Shares shall lapse on the earlier of (i) June 30, 1999 or (ii) the consummation of the Company’s initial public offering of common stock. With respect to Shares issued pursuant to all other Options granted pursuant to the terms of this Section 6, the Company’s repurchase rights as to unvested Shares shall lapse nine (9) months after the date of the grant.

(iv)  Other Terms. In order to be eligible for the annual automatic option grants, the Non-Employee Director shall be on the date of grant, and shall have maintained for the prior year, continuous status as an active member of the Board of Directors for the entire year or from the date the Non-Employee Director joined the Board of Directors. If, for any reason, a Non-Employee Director ceases to be a member of the Board, such director shall be ineligible for that year’s grant.

7.    Exercise of Options.

(a)  Notices. Options may be exercised only by delivery to the Company of a written exercise agreement in a form approved by the Committee (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee’s investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

(b)  Payment. Payment for the Shares may be made in cash (by check) or, where permitted by law any of the following methods approved by the Committee, or any combination thereof, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, having a Fair Market Value equal to the exercise price of the Option (but only to the extent that such exercise would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Committee); (iii) by waiver of compensation due or accrued to Optionee for services rendered; (iv) through delivery of a promissory note for the full exercise price bearing interest at such rate with the note due at such time, on a secured or unsecured basis, as determined by the Committee; (v) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; and/or (vi) provided that a public market for the Company’s stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company.

(c)  Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Committee in its sole discretion, the Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 of the Code (the “Tax Date”). All elections by Optionees to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

(i)  the election must be made on or prior to the applicable Tax Date;

(ii)  once made, the election shall be irrevocable as to the particular Shares as to which the election is made;

(iii)  all elections shall be subject to the consent or disapproval of the Committee; and

(iv)  if the Optionee is an officer or director of the Company or other person (in each case, an “Insider”) whose transactions in the Company’s Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and if the Company is subject to Section 16(b) of the Exchange Act, the election must comply with Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”).

(d)  Limitations on Exercise. Notwithstanding anything else to the contrary in the Plan or any Grant, no Option may be exercisable later than the expiration date of the Option.

8.    Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Grant (a) a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by an Optionee upon the Optionee’s termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company for any reason within a specified time (but not to exceed ninety (90) days of the later of termination or exercise of the Option, if required by Applicable Laws), as determined by the Committee at the time of grant at the higher of (i) the Optionee’s original purchase price or, (ii) the Fair Market Value of such Shares. Shares may be repurchased at Optionee’s original purchase price provided that, so long as required by Applicable Laws, such right to repurchase as to employees lapses at the rate of at least twenty percent (20%) of the Shares subject to the Option per year over five (5) years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable).

9.    Amendment of Options. The Committee shall have the power to amend the terms of any outstanding Option granted under the Plan, provided that (a) any amendment that would adversely affect the Optionee’s rights under an outstanding Option shall not be made without the Optionee’s written consent, (b) the reduction of the exercise price of any Option awarded under the Plan shall be subject to shareholder approval and (c) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying shares, in exchange for another Option shall be subject to shareholder approval, unless the cancellation and exchange occurs in connection with a transaction described in Section 13(a) of the Plan. Any outstanding ISO that is amended shall be treated in accordance with Section 424(h) of the Code.

10.    Privileges of Stock Ownership. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. The Company shall provide to each Optionee, regardless of the reports provided to shareholders in general, a copy of the annual financial statements of the Company within a reasonable time frame following the end of the fiscal year of the Company.

11.    No Obligation to Employ; No Right to Future Grants. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right (a) to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee’s employment or other relationship at any time, with or without cause, or (b) to have any Option(s) granted to such Optionee under this Plan, or any other plan, or to acquire any other securities of the Company, in the future.

12.    Adjustment of Option Shares. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of Shares available under this Plan, the maximum number of Shares with respect to which Options may be granted to any Optionee and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option shall be rounded down to the nearest whole number, as determined by the Committee; and provided further that the exercise price may not be decreased to below the par value, if any, for the Shares.

13.    Assumption of Options by Successors.

(a)  In the event of (i) a merger or consolidation as a result of which the holders of voting securities of the Company prior to the transaction hold shares representing less than 51% of the voting securities of the Company after giving effect to the transaction (other than a merger or consolidation with a wholly-owned subsidiary or where there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation), or (ii) the sale of all or substantially all of the assets of the Company, any or all outstanding Options shall be assumed by the successor corporation, which assumption shall be binding on all Optionees, an equivalent option shall be substituted by such successor corporation or the successor corporation shall provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of the Optionees’ options such as the exercise price and the vesting schedule), and, in the case of outstanding shares subject to a repurchase option, issue substantially similar shares or other property subject to repurchase restrictions no less favorable to the Optionee.

(b)  In the event such successor corporation, if any, refuses to assume or substitute, as provided above, pursuant to an event described in subsection (a) above, or in the event of a dissolution or liquidation of the

Company, the Options shall, notwithstanding any contrary terms in the Grant, expire on a date specified in a written notice given by the Committee to the Optionees specifying the terms and conditions of such termination (which date shall be at least twenty (20) days after the date the Committee gives the written notice).

14.    Adoption and Shareholder Approval. The Plan became effective when adopted by the Board of Directors (the “Board”) in January, 1999. The shareholders of the Company also approved the Plan in January, 1999. In April, 2000, the Board adopted and approved an amendment and restatement of the Plan (a) to increase the number of Shares available for issuance under the Plan and (b) to adopt a limit on the maximum number of Shares with respect to which Options may be granted to any Optionee in any fiscal year of the Company and certain other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code, which amendments were approved by the shareholders of the Company. In February, 2001, the Board adopted and approved an amendment to the Plan increasing the number of shares granted to a Non-Employee Director upon initial election or appointment to the Board from 10,000 to 25,000. In February, 2003, the Board adopted and approved an amendment and restatement of the Plan to revise the definition of Fair Market Value such that the fair market value of a share of Common Stock of the Company shall be determined based on the closing price for a share on the date of determination, which amendment is not subject to approval by the shareholders of the Company. In March, 2004, the Board adopted and approved an amendment and restatement of the Plan to (a) increase the number of Shares available for issuance under the Plan and (b) provide that Option repricings shall be subject to shareholder approval, which amendments are conditioned upon and not to take effect until approved by the shareholders of the Company.

15.    Administration.

(a)  This Plan may be administered by the Board or a Committee appointed by the Board (the “Committee”). At all times during which the Company is registered under the Exchange Act, with respect to grants of awards to directors or employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. As used in this Plan, references to the “Committee” shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan, any related agreements, or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

(b)  Notwithstanding the foregoing, grants of an Option to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more members of Board of Directors eligible to serve on a committee granting Options qualifying as Performance-Based Compensation. In the case of such Options granted to Covered Employees, references to a “Committee” shall be deemed to be references to such Committee or subcommittee.

16.    Term of Plan. Options may be granted pursuant to this Plan from time to time on or prior to December 31, 2008, a date which is less than ten years after the earlier of the date of approval of this Plan by the Board or the shareholders of the Company pursuant to Section 14 of this Plan.

17.    Amendment or Termination of Plan. The Board or Committee may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would change any of the provisions of Section 9 or this Section 17. No amendment, suspension or termination of the Plan shall adversely affect any rights under Options already granted to a Grantee.

18.    Certain Definitions. As used in this Plan, the following terms shall have the following meanings:

(a)  “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

(b)  “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal and state securities laws, the corporate laws of California and, to the extent other than California, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents therein.

(c)  “Covered Employee” means an Optionee who is a “covered employee” under Section 162(m)(3) of the Code.

(d)  “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)  If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)  In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith.

(e)  “Non-Employee Directors” shall have the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

(f)  “Immediate Family” means an individual who is a member of the Optionee’s “immediate family” as that term is defined under Rule 16a-1(e) of the Exchange Act.

(g)  “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(h)  “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(i)  “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

19.    Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more options outstanding, copies of financial statements at least annually.

20.    Applicable Law and Regulations. The obligations of the Company under this Plan are subject to the approval of state and federal authorities or agencies with jurisdiction over the subject matter hereof. The Company shall not be obligated to issue or deliver shares under this Plan if such issuance or delivery would violate applicable state or federal securities laws.

Appendix C

CYBERSOURCE CORPORATION

1999 EMPLOYEE STOCK PURCHASE PLAN

(amended December 21, 1999)

(amended and restated February 26, 2003)

(amended and restated March 22, 2004)

The following constitute the provisions of the 1999 Employee Stock Purchase Plan of CyberSource Corporation.

1.	Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.	Definitions. As used herein, the following definitions shall apply:

(a)	“Applicable Laws” means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Change in Control” means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Common Stock” means the common stock of the Company.

(f)	“Company” means CyberSource Corporation, a Delaware corporation.

(g)	“Compensation” means an Employee’s base salary from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, bonuses, annual awards, other incentive payments, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee’s behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

(h)	“Corporate Transaction” means any of the following transactions:

(1)	a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(2)	the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with complete liquidation or dissolution of the Company;

(3)	any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(4)	acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Plan Administrator determines shall not be a Corporate Transaction.

(i)	“Designated Parents or Subsidiaries” means the Parents or Subsidiaries which have been designated by the Plan Administrator from time to time as eligible to participate in the Plan.

(j)	“Effective Date” means the first calendar day of the first full month sixty (60) days following the effective date of the Registration Statement filed with the Securities and Exchange Commission relating to the Company’s initial public offering of its Common Stock. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

(k)	“Employee” means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual’s employer. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

(l)	“Enrollment Date” means the first day of each Offer Period.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)	“Exercise Date” means the last day of each Purchase Period.

(o)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(1)	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable;

(2)	If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or

(3)	In the absence of an established market for the Common Stock of the type described in (1) and (2), above, the Fair Market Value thereof shall be determined by the Plan Administrator in good faith.

(p)	“Offer Period” means an Offer Period established pursuant to Section 4 hereof.

(q)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(r)	“Participant” means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

(s)	“Plan” means this Employee Stock Purchase Plan.

(t)	“Plan Administrator” means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

(u)	“Purchase Period” means a period of approximately six months, commencing on February 1 and August 1 of each year and terminating on the next following July 31 or January 31, respectively; provided, however, that the first Purchase Period shall commence on the Effective Date and shall end on January 31, 2000.

(v)	“Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

(w)	“Reserves” means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(x)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Eligibility.

(a)	General. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

(b)	Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee’s rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

(c)	Other Limits on Eligibility. Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 or fewer hours per week; (ii) Employees whose customary employment is for 5 or fewer months in any calendar year; and (iii) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

4.	Offer Periods.

(a)

The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through consecutive Offer Periods of six (6) months’ duration commencing each February 1 and August 1 following the Effective Date (except that the initial Offer Period shall commence on the Effective Date and shall end on January 31, 2000).

(b)	A Participant shall be granted a separate option for each Offer Period in which he or she participates. However, with respect to any Offer Period, the Plan Administrator may specify shorter Purchase Periods within any Offer Period, such that the option granted on the Enrollment Date shall be automatically exercised in successive installments on the last day of each Purchase Period ending within the Offer Period. Initially, the Purchase Periods shall coincide with the Offer Periods such that the Purchase Periods shall be of six (6) months’ duration commencing each February 1 and August 1 following the Effective Date (except that the initial Purchase Period shall commence on the Effective Date and shall end on January 31, 2000).

(c)	Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

5.	Participation.

(a)	An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the designated payroll office of the Company at least ten (10) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Plan Administrator for all eligible Employees with respect to a given Offer Period.

(b)	Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

6.	Payroll Deductions.

(a)	At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period not exceeding ten percent (10%) of the Compensation which the Participant receives during the Offer Period.

(b)	All payroll deductions made for a Participant shall be credited to the Participant’s account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

(c)	A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant’s payroll deductions shall be effective with the first full payroll period commencing ten (10) business days after the Company’s receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant’s subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Plan Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

(d)

Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant’s payroll deductions may be decreased to 0% at such time during any Offer or Purchase Period which is scheduled to end during the current calendar year (the “Current Offer or Purchase Period”) that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offer or Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offer or Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Participant’s subscription agreement, as amended, at the beginning of the first Offer or Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

7.	Grant of Option. On the Enrollment Date, each Participant shall be granted an option to purchase for each Purchase Period in any Offer Period, the lesser of (i) the number of shares of the Common Stock determined by dividing the applicable Purchase Price by $5,000 and (ii) 500 shares, subject to adjustment as provided in Section 18 hereof. Provided, however, that the maximum amount that will be credited to a Participant’s account shall be subject to the limitations set forth in Sections 3(b), 6(a) and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.

8.	Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 10, below, the Participant’s option for the purchase of shares will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant’s account to purchase the maximum number of full shares subject to the option by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price. No fractional shares will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant’s account following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by the Participant.

9.	Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant’s option.

10.	Withdrawal; Termination of Employment.

(a)	A Participant may withdraw all but not less than all the payroll deductions credited to the Participant’s account and not yet used to exercise the Participant’s option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. If the Participant elects to withdraw, all of the Participant’s payroll deductions credited to the Participant’s account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant’s option for the Offer Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offer Period. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

(b)

Upon termination of a Participant’s employment relationship (as described in Section 2(k)) at a time more than three (3) months from the next scheduled Exercise Date, the payroll deductions credited to such Participant’s account during the Offer Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant’s option will be automatically terminated. Upon termination of a Participant’s employment relationship (as described in Section 2(k)) within three (3) months of the next scheduled Exercise Date, the payroll deductions credited to such Participant’s account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date, unless the Participant (or in the case of the Participant’s death, the person or persons entitled to the Participant’s account balance under Section 14) withdraws from the Plan by submitting a change of status notice in accordance with subsection (a) of this Section 10. In such a case, no further payroll deductions will be credited to the Participant’s account following the Participant’s termination of employment and the Participant’s option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

11.	Interest. No interest shall accrue on the payroll deductions credited to a Participant’s account under the Plan.

12.	Stock.

(a)	The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 700,000 shares, subject to pro rata adjustment upon changes in capitalization of the Company as provided in Section 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Plan Administrator shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b)	A Participant will have no interest or voting right in shares covered by the Participant’s option until such shares are actually purchased on the Participant’s behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

(c)	Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

13.	Administration. The Plan shall be administered by the Plan Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Plan Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

14.	Designation of Beneficiary.

(a)	Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)	Such designation of beneficiary may be changed by the Participant (and the Participant’s spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Plan Administrator), the Plan Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Plan Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation).

15.	Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Plan Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

16.	Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17.	Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.	Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)	Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, as well as any other terms that the Plan Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Plan Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Plan Administrator and its determination shall be final, binding and conclusive. Except as the Plan Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

(b)	Corporate Transactions. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Plan Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Plan Administrator shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10. For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Plan Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

19.	Amendment or Termination.

(a)	The Plan Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that an Offer Period may be terminated by the Plan Administrator on any Exercise Date if the Plan Administrator determines that the termination of the Offer Period is in the best interests of the Company and its stockholders. Except as provided in Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b)	Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Plan Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine whether subsequent Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Plan.

20.	Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt thereof.

21.	Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

22.	Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

23.	Adoption and Stockholder Approval. The Plan became effective when adopted by the Board June 1999. The stockholders of the Company approved the Plan in June 1999. On December 21, 1999, the Board adopted and approved an amendment to the Plan removing the requirement that Employees must be employed for at least 12 months prior to the Enrollment Date to participate in any relevant Offer Period. On February 26, 2003, the Board adopted and approved an amendment and restatement of the Plan to revise the definition of Fair Market Value such that the fair market value of a share of Common Stock of the Company shall be determined based on the closing price for a share on the date of determination, which amendment is not subject to approval by the stockholders of the Company. On March 22, 2004, the Board adopted and approved an amendment and restatement of the Plan to increase the number of Shares reserved for issuance under the Plan from 500,000 to 700,000, which amendment is subject to approval by the stockholders of the Company.

24.	No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer’s right to terminate, or otherwise modify, an employee’s employment at any time.

25.

No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

26.	Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

27.	Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties, except to the extent the internal laws of the State of California are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

CYBERSOURCE CORPORATION

1295 Charleston Road

Mountain View, CA 94043

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William S. McKiernan and Richard Scudellari as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of CyberSource Corporation held of record by the undersigned on March 22, 2004, at the Annual Meeting of Stockholders to be held at the Company’s headquarters located at 1295 Charleston Road, Mountain View, California, on May 12, 2004, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

CYBERSOURCE CORPORATION

May 12, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.	ACCOUNT NUMBER

¯    Please detach along perforated line and mail in the envelope provided IF you are not voting via Internet.    ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			FOR	AGAINST	ABSTAIN
1. To elect five directors of the Company to serve until the 2005 Annual Meeting of Stockholders.		2. To ratify and approve the Company’s Amended and Restated 1999 Stock Option Plan to increase the number of shares reserved thereunder from 7,000,000 shares to 9,000,000 shares.	☐	☐	☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O William S. McKiernan O John J. McDonnell, Jr. O Steven P. Novak O Richard Scudellari O Kenneth R. Thornton	3. To ratify and approve the Company’s Amended and Restated 1999 Employee Stock Purchase Plan to increase the number of shares reserved thereunder from 500,000 shares to 700,000 shares.	☐	☐	☐
		4. To ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the year ending December 31, 2004.	☐	☐	☐
		5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.	☐	☐	☐

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for Proposals 1, 2, 3, and 4.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●		PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered

name(s) on the account may not be submitted via this method.        ☐

Signature of Stockholder                                                          Date:                              Signature of Stockholder                                                           Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.